 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2012

FIRST CENTURY BANCORP.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-16413	No. 58-255-4464
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

807 Dorsey Street

Gainesville, Georgia 30501

(Address of principal executive offices)

(770) 297-8060

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Arrangements of Certain Officers.

On February 23, 2012, the board of directors of First Century Bancorp. appointed Richard T. Smith to serve as a director of the registrant effective immediately.

Mr. Smith has also been named to the board of directors of the registrant’s wholly-owned subsidiary, First Century Bank, N.A., and to its loan committee and audit and compliance committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST CENTURY BANCORP.

By:	/s/ Denise Smyth
Name:	Denise Smyth
Title:	Chief Financial Officer

Date: February 28, 2012